UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 7, 2014
Commercial Metals Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4304	75-0725338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)
(214) 689-4300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 7, 2014, Commercial Metals Company (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2014. A copy of the press release is being furnished as Exhibit 99.1 and is hereby incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is being furnished as part of this Current Report on Form 8-K.
99.1    Press Release issued by Commercial Metals Company on January 7, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: January 7, 2014                    By: /s/ Barbara R. Smith
Name: Barbara R. Smith
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description of Exhibit

99.1	Press Release issued by Commercial Metals Company on January 7, 2014